                            SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

  Filed by Registrant [x]
  Filed by a Party other than Registrant   [ ]

Check the appropriate box:

  [X]  Preliminary Proxy Statement
  [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)-(2))
  [ ]  Definitive Proxy Statement
  [ ]  Definitive Additional Materials
  [ ]  Soliciting Material Pursuant to Section  240.14a-11(c) or Section
       240.14a-12


                                CORESTAFF, INC.
                (Name of Registrant as Specified in its Charter)



                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

  [x]  No fee required.
  [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)  Title of each class of securities to which transaction applies:
       2)  Aggregate number of securities to which transaction applies:
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       4)  Proposed maximum aggregate value of transaction:
       5)  Total fee paid:

  [ ]  Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was
       paid previously.   Identify the previous filing by registration statement
       number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:
       2)  Form, Schedule or Registration Statement No.:
       3)  Filing Party:
       4)  Dated Filed:

[CORESTAFF LOGO]                                               Michael T. Willis
                                                               President and CEO



               PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION
                               February 16, 1998





Dear Fellow Stockholder:


         You are cordially invited to attend a Special Meeting of Stockholders of CORESTAFF, Inc. to be held at 9:00 a.m. Houston time on Thursday, March 19, 1998, at its corporate offices located at 4400 Post Oak Parkway, Suite 1130, Houston, Texas. Your Board of Directors and Executive Officers look forward to personally greeting those stockholders able to attend.

         The matters to be acted on at the meeting are set forth in the accompanying Notice of Special Meeting and Proxy Statement. It is important that your shares be represented at the meeting. Please sign, date and mail the enclosed proxy in the envelope provided at your earliest convenience.

                                        Sincerely,



                                        Michael T. Willis
                                        Chairman of the Board,
                                        Chief Executive Officer and
                                        President





  4400 Post Oak Parkway, Suite 1130
  Houston, Texas  77027-3413
  Telephone  713-548-3400

                                [CORESTAFF LOGO]




                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD MARCH 19, 1998


TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of CORESTAFF, Inc. (the "Company") will be held at the offices of the Company, which are located at 4400 Post Oak Parkway, Suite 1130, Houston, Texas, at 9:00 a.m. Houston time on Thursday, March 19, 1998, to approve an amendment to the Company's Certificate of Incorporation to change the name of the Company to Metamor Worldwide, Inc. and to transact such other business that may properly come before the Meeting or any adjournment(s) thereof.

         Holders of record of the Company's common stock at the close of business on February 16, 1998, are entitled to notice of and to vote at the Meeting or any adjournment(s) thereof. The voting stock of the Company should be represented as fully as possible at the Meeting. Therefore, it would be appreciated if you would sign, date and return the enclosed proxy as soon as possible. You may, of course, change or withdraw your proxy at any time prior to the voting at the Meeting. However, signing and returning the proxy will assure your representation at the Meeting.

                                      By Order of the Board of Directors,




                                      PETER T. DAMERIS
                                      General Counsel, Senior Vice President and
                                      Secretary
Houston, Texas
February 16, 1998



                             YOUR VOTE IS IMPORTANT
          TO SECURE THE LARGEST POSSIBLE REPRESENTATION AT THE MEETING
          AND SAVE THE EXPENSE OF A SECOND MAILING, PLEASE SIGN, DATE
             AND MAIL YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE,
           WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                [CORESTAFF LOGO]


                             4400 Post Oak Parkway
                                   Suite 1130
                              Houston, Texas 77027


                                PROXY STATEMENT

                        SPECIAL MEETING OF STOCKHOLDERS

                                ---------------


         The enclosed proxy is solicited by and on behalf of the Board of Directors of CORESTAFF, Inc. (the "Company") to be used at a Special Meeting of Stockholders (the "Meeting") to be held at the offices of the Company, which are located at 4400 Post Oak Parkway, Suite 1130, Houston, Texas, at 9:00 a.m. Houston time on Thursday, March 19, 1998. This Proxy Statement and the related proxy are to be first sent or given to the stockholders of the Company on or about February 17, 1998. Each properly executed proxy received at or before the Meeting on March 19, 1998, will be voted at the Meeting as specified therein.
If a stockholder does not specify otherwise, the shares represented by his or her proxy will be voted FOR the amendment to the Amended and Restated Certificate of Incorporation of CORESTAFF, Inc. (the "Certificate of Incorporation"). The shares held by each stockholder who signs and returns the enclosed proxy will be counted for purposes of determining the presence of a quorum at the Meeting unless such proxy is timely revoked. A majority of the shares entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter. Votes cast by proxy or in person at the Meeting will be counted by the person appointed by the Company to act as election inspector for the Meeting. Any stockholder giving a proxy may revoke it at any time provided written notice of such revocation is received by the Secretary of the Company before such proxy is voted; otherwise, if received in time, properly completed proxies will be voted at the Meeting in accordance with the instructions specified thereon. Stockholders attending the Meeting may revoke their proxies and vote in person.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to approve the amendment to the Certificate of Incorporation. Abstentions and broker-nonvotes (i.e., shares represented at the meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, or (ii) the broker nominee does not have discretionary voting power on the particular matter) will have the effect of a vote against the proposal.

         The Board of Directors has established February 16, 1998, as the record date (the "Record Date") for determination of stockholders entitled to notice of and to vote at the Meeting. Only holders of record of the Company's common stock, $.01 par value per share ("Common Stock"), at the close of business on the Record Date will be entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to a vote of the stockholders at the Meeting. On the Record Date, ____________ shares of Common Stock and 440,749 shares of Class B Non- Voting Common Stock, the only other class of capital stock of the Company outstanding, were issued and outstanding.

                            APPROVAL OF AMENDMENT TO
                          CERTIFICATE OF INCORPORATION

   The Board of Directors has approved, and recommends the adoption by the Company's stockholders of, an amendment to the Certificate of Incorporation to change the Company's corporate name from "CORESTAFF, Inc." to "Metamor Worldwide, Inc." If the stockholders approve the amendment, the Certificate of Incorporation will be amended by filing the amendment with the Secretary of State of Delaware and the name of the Company will be Metamor Worldwide, Inc. The Company expects the name change to be effective shortly after stockholder approval. The Board of Directors recommends a vote "FOR" adoption by the stockholders of the amendment to the Certificate of Incorporation.

   Through a combination of acquisitions and substantial internal growth, the Company has become one of the largest information technology ("IT") services and staffing firms in the United States. The Company provides a broad range of IT and staffing services to a diverse client base through its network of more than 150 branch offices. The Company was incorporated in July 1993 and focused on building a diversified staffing services business. More recently, the Company has acquired businesses in the IT services sector. The Board of Directors believes the name Metamor Worldwide more clearly reflects the evolution of the Company into a broad-based, world-class IT and staffing services enterprise. The Company believes that it is well positioned to capitalize on the anticipated global growth in the IT services sector due to its size, geographic breadth, industry experience and expertise in providing a wide range of IT services.

                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

   Copies of the Company's Annual Report to Stockholders or its Annual Report on Form 10-K for the fiscal year ended December 31, 1996, as filed with the Securities and Exchange Commission, are available without charge to stockholders upon written request to Investor Relations, CORESTAFF, Inc., 4400 Post Oak Parkway, Suite 1130, Houston, Texas 77027.

                                 OTHER MATTERS

   As of the date of this Proxy Statement, the management of the Company has no knowledge of any business to be presented for consideration at the Meeting other than that described above. If any other business should properly come before the Meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the judgment of the persons named in such proxies.

   The cost of any solicitation of proxies by mail will be borne by the Company. Arrangements may be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to and solicitation of proxies from the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out of pocket expenses incurred by them in connection therewith. In addition to the solicitation of proxies by use of the mails, the Company may use the services of its officers and regular employees (who will receive no compensation in addition to their regular salaries) to solicit proxies personally and by telephone and telegram from brokerage houses and other stockholders. The Company has retained American Stock Transfer & Trust Company to perform a proxy search to determine the beneficial owners of the Common Stock as of the Record Date and will pay a fee to such firm of approximately $125 plus reimbursement of expenses.

                                STOCK OWNERSHIP
         The following table sets forth certain information with respect to beneficial ownership of the Company's equity securities as of February 1, 1998 based on 31,895,283 shares of Common Stock outstanding: (a) by each person known to the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (b) by each director of the Company, (c) by each of the named executive officers and (d) by all directors and executive officers of the Company as a group. Each stockholder identified in the table has sole voting and investment power with respect to such stockholder's shares of stock except to the extent that authority is shared by his or her spouse under applicable law or as otherwise noted below.

                                                                     Shares Owned
                                                                   Beneficially(1)
                                                              ----------------------
         Name                                                   Number    Percent
         ----                                                 ----------  -------
Golder, Thoma, Cressey Fund III Limited Partnership (2) . .  3,201,921     10.0%
Michael T. Willis (3) . . . . . . . . . . . . . . . . . . .  2,376,261      7.4%
Bruce V. Rauner (4) . . . . . . . . . . . . . . . . . . . .  3,201,921      *
Joseph V. Amella (5)  . . . . . . . . . . . . . . . . . . .    203,490      *
George W. Fink  . . . . . . . . . . . . . . . . . . . . . .    134,770      *
Peter T. Dameris  . . . . . . . . . . . . . . . . . . . . .     79,650      *
Rocco N. Aceto  . . . . . . . . . . . . . . . . . . . . . .     63,900      *
Austin P. Young . . . . . . . . . . . . . . . . . . . . . .     33,482      *
Charles R. Schneider  . . . . . . . . . . . . . . . . . . .     19,005      *
Charles H. Cotros . . . . . . . . . . . . . . . . . . . . .      9,000      *
John T. Turner  . . . . . . . . . . . . . . . . . . . . . .      6,630      *
Donald J. Edwards. (6)  . . . . . . . . . . . . . . . . . .      2,250      *
Nuala Beck  . . . . . . . . . . . . . . . . . . . . . . . .      1,750      *
Michael T. Reddy  . . . . . . . . . . . . . . . . . . . . .          0      *
Putnam Investments, Inc. (7)  . . . . . . . . . . . . . . .  3,827,109     12.0%
T. Rowe Price Associates, Inc. (8)  . . . . . . . . . . . .  3,183,000     10.0%
All executive officers and directors as a group
  (16 persons)  . . . . . . . . . . . . . . . . . . . . . .  6,226,184     19.5%

   *     Less than 1%
    (1)  Including 37,500, 90,000, 117,800, 18,000, 24,000, and 21,000 shares for Messrs. Willis, Amella, Fink, Dameris, Aceto and Young, respectively, 1,500 shares for each of Messrs. Schneider, Cotros and Turner and 750 shares for Ms. Beck. Shares of common stock that are not outstanding but that may be acquired by a person upon exercise of options within 60 days of February 1, 1998 are deemed outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by such person. However, such shares are not deemed to be outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other person.
    (2)  Golder, Thoma, Cressey, Rauner Limited Partnership ("GTCR
         Partnership") is the sole general partner of Golder, Thoma, Cressey Fund III Limited Partnership ("GTC III"). The address for GTC III is 6100 Sears Tower, Chicago, Illinois 60606.
    (3) The address for Mr. Willis is 4400 Post Oak Parkway, Suite 1130, Houston, Texas 77027. (4) Includes all of the shares of Common Stock owned by GTC III. Mr. Rauner is a general partner of GTCR
         Partnership, which serves as the sole general partner of GTC III and over which he may be deemed to have voting and investment power. The address for Mr. Rauner is 6100 Sears Tower, Chicago, Illinois 60606.
    (5) Mr. Amella resigned as an executive officer of the Company on November 15, 1997.
    (6)  Mr. Edwards is a Principal with Golder, Thoma, Cressey,
         Rauner, Inc. ("GTCR Inc."), an affiliate of GTC III.
    (7) Based on a Schedule 13G dated January 16, 1998 jointly filed by Putnam Investments, Inc. ("PI"), Marsh & McLennan Companies, Inc. ("M&MC"), Putnam Investment Management, Inc. ("PIM"), The Putnam Advisory Company, Inc. ("PIA") and Putnam New Opportunities Fund ("PNOF"), PI has shared dispositive power. The address for each of these companies is One Post Office Square, Boston, Massachusetts 02109, except M&MC which is 1166 Avenue of the Americas, New York, NY 10036. PI, which is a wholly-owned subsidiary of M&MC, wholly owns two registered investment advisors: PIM, which is the investment advisor to the Putnam family of mutual funds and has shared dispositive power for 3,508,618 shares and PIA, which is the investment advisor to Putnam's institutional clients and has shared voting power for 249,016 shares and shared dispositive power for 318,491 shares. As part of the Putnam Family of Funds, and the 3,508,618 shares held by PIM, PNOF held 1,820,000 shares. Both PIM and PIA have dispository power over the shares as investment managers, but each of the mutual fund's trustees have voting power over the shares held by institutional clients.
    (8) Includes sole dispositive power for 3,183,000 shares and sole voting power for 323,500 shares. The address for T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, MD 21202.

                                 FRONT OF PROXY


                                CORESTAFF, INC.


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


        The undersigned appoints Michael T. Willis, Edward L. Pierce and Peter
T. Dameris, and each of them, as Proxies, with the power of substitution, and authorizes them to represent and to vote at a Special Meeting of Stockholders to be held March 19, 1998, or any adjournment thereof, all the shares of common stock of CORESTAFF, Inc. held of record by the undersigned on February 16, 1998, as designated below.


1. To approve an amendment to the Certificate of Incorporation, as amended, to change the corporate name of CORESTAFF, Inc. to Metamor Worldwide, Inc.:

      [ ] FOR                    [ ] AGAINST               [ ] ABSTAIN

2. The Proxies are authorized to vote in their best judgment upon such other business as may properly be brought before the meeting or any adjournment(s) thereof.

                                 BACK OF PROXY


        This Proxy when properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

        Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. If acting as attorney, executor, trustee, or in any other representative capacity, sign name and title.


                                        Dated                    , 1998
                                             -------------------



                                        -------------------------------
                                                  Signature


                                        -------------------------------
                                          Signature if held jointly



PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.